Allmerica Financial Services
-------------------------------------------------------------------
JUNE 30, 2000


The Fulcrum Fund(SM)


Semi-Annual Report

The Fulcrum Fund(SM)
Variable Annuity

 . The Fulcrum Trust

  2000


                          [ALLMERICA FINANCIAL LOGO]

Table of Contents

General Information .............................................   2
A Letter from the Chairman ......................................   3

Portfolio Performance Summary ...................................   4

Product Performance Summaries ...................................   5
The Fulcrum Fund Variable Annuity (FAFLIC) ......................   6
The Fulcrum Fund Variable Annuity (AFLIAC) ......................   7

Domestic & International Equity Market Overview .................   8
The Global Interactive/Telecomm Portfolio .......................  10
The International Growth Portfolio ..............................  11
The Growth Portfolio ............................................  12
The Value Portfolio .............................................  13

Bond & Money Market Overview ....................................  14
The Strategic Income Portfolio ..................................  16

Financials ...................................................... F-1

For further information, see the accompanying annual report.

See Client Notices on page F-21.

General Information

Officers of First Allmerica Financial Life Insurance
Company (FAFLIC) and Allmerica Financial Life
Insurance and Annuity Company (AFLIAC)
John F. O'Brien, President, CEO (FAFLIC) and
   Chairman of the Board (AFLIAC)
Richard M. Reilly, President and CEO (AFLIAC)
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Administrator, Custodian, Transfer Agent
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

Legal Counsel
Shea & Gardner
1800 Massachusetts Avenue, N.W., Washington D.C. 20036

Officers of The Fulcrum Trust
George J. Sullivan, Jr., President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Board of Trustees of The Fulcrum Trust
George J. Sullivan, Jr. Chairman/1/
Tom N. Dallape/1/
Gordon Holmes/1/

Portfolio Managers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
   The Strategic Income Portfolio

Bee & Associates, Inc.
370 17th Street, Suite 3560, Denver, CO 80202
   The International Growth Portfolio

GAMCO Investors, Inc.
One Corporate Center, Rye, NY 10570-1434
   The Value Portfolio
   The Global Interactive/Telecomm Portfolio

Analytic Investors, Inc.
700 Flower Street, Suite 2400
Los Angeles, CA 90017
   The Growth Portfolio

/1/  Independent Trustees

A Letter from the Chairman

Dear Client:

[PHOTO]

The first half of 2000 was another volatile period in the U.S and international equity markets. Major equity indices struggled and most were unable to break even, as concerns about inflation prompted the Federal Reserve to raise interest rates three times. These actions by the Federal Reserve were, in part, responsible for partially reversing the momentum of the technology-heavy NASDAQ from an 85% gain in 1999 to a -2.46% loss for the first six months of the year. This decline was comprised of a series of turbulent months where the NASDAQ fell as much as 30% before recovering in June. Even the S&P 500 Index and Dow Jones Industrial Average, comprised of better known and larger companies, suffered and fluctuated wildly on a daily basis. As disappointing as the U.S. equity market was, international equity markets fared worse. Economic expansion throughout the world, and the corresponding fears of inflation contributed to losses in both developed and emerging markets. The bond market overall has been lackluster during the period partially due to interest rate increases, but also due to credit concerns at companies in both the investment grade and high yield markets.

The first half of the year appeared to be a textbook example of the benefits of diversification and long term strategic asset allocation. A balanced allocation to all of our funds proved beneficial to our clients as the 1999 success of high growth, high momentum stocks waivered. Our funds performed just as we would have expected. Our more aggressive funds reacted negatively to interest rate increases while our value focused funds performed well. The Value Portfolio, which had suffered in 1999 due to its style, finally received some well deserved market attention. The Growth Portfolio underperformed as the fund suffered in the highly volatile equity market. The International Growth Portfolio significantly outperformed for the period due to stock selection and the global market's return to value investing. Our Global Interactive/Telecomm Portfolio underperformed as investors' preference for the safety of "old economy", or more seasoned companies prevailed. Finally, the Strategic Income Fund slightly underperformed, however, not as greatly as its peers, as the roller coaster ride continued in the bond market.

In our continued efforts to increase the value of the Fulcrum Trust, we combined our bond fund, the Strategic Income Fund, with a larger, more diversified fund, the Select Investment Grade Income Fund, on July 1, 2000. Our investors will now be investing in The Select Investment Grade Income Fund of Allmerica Investment Trust, where economies of scale will be achieved in more areas of the bond market. Investing in this larger fund will allow our shareholders to hold a more broadly diversified portfolio that offers the potential to produce better long-term performance with lower volatility.

As usual, we encourage you to continue working with your financial advisor to build and maintain a diversified portfolio. We thank you for your business, and will continue to provide you with the tools that will enable you to fulfill your financial plans.

On behalf of the Board of Trustees,


/s/ George J. Sullivan, Jr.

George J. Sullivan, Jr.
Chairman of the Board
The Fulcrum Trust

Portfolio Performance Summary

The Fulcrum Trust
--------------------------------------------------------------------------------
Average Annual Total Returns as of 6/30/00

For easy reference, the total returns for the Portfolios are summarized below. Keep in mind that these returns reflect all Portfolio charges but do not include any insurance product fees or expenses. For returns that reflect the deduction of product charges, please refer to the Product Performance Summaries beginning on page 6.

                                              Portfolio
                                              Inception         1      Life of
Portfolios                                         Date      Year    Portfolio
--------------------------------------------------------------------------------
The Fulcrum Trust
The Global Interactive/Telecomm Portfolio        2/1/96    20.10%       25.28%
The International Growth Portfolio              3/26/96    36.96%        9.31%
The Growth Portfolio                             2/1/96     0.83%        7.89%
The Value Portfolio                              2/1/96    15.58%       17.60%
The Strategic Income Portfolio                   2/1/96     3.13%        1.72%


Portfolio performance returns given above reflect an investment in the underlying Portfolios listed on the date of inception of each Portfolio.

Portfolio performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance

Product Performance Summary

The Fulcrum Fund(SM) Variable Annuity (FAFLIC)
--------------------------------------------------------------------------------
Average Annual Total Returns as of 6/30/00

For easy reference, the total returns for The Fulcrum Fund(SM) Variable Annuity sub-accounts of FAFLIC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the Individual Portfolio Reviews beginning on page 10.


                                                            Without Surrender Charge                With Surrender Charge
                                                                    And Contract Fee                     And Contract Fee

                                                 Sub-                          Since                                Since
                                              Account                      Inception                            Inception
                                            Inception        1    Life of    of Sub-              1    Life of    of Sub-
Sub-Accounts                                     Date     Year  Portfolio    Account           Year  Portfolio    Account
-------------------------------------------------------------------------------------------------------------------------
The Fulcrum Trust
The Global Interactive/Telecomm Portfolio     9/30/97   18.38%     23.52%     29.79%         10.43%     22.45%     27.82%
The International Growth Portfolio            10/3/97   35.03%      7.76%      8.44%         27.82%      6.90%      6.50%
The Growth Portfolio                          9/30/97   -0.61%      6.35%     -0.80%         -7.02%      5.16%     -3.18%
The Value Portfolio                           9/30/97   13.95%     15.94%     11.80%          6.38%     14.77%      9.30%
The Strategic Income Portfolio                10/3/97    1.65%      0.27%      1.01%         -4.54%     -0.50%     -0.74%

Performance returns given above are for the The Fulcrum Fund Variable Annuity sub-accounts of FAFLIC, and except in the columns designated as "Life of Sub-Account", assume an investment in the underlying portfolios listed above on the date of inception of each Fund. Performance returns designated as "Life of Sub-Account" assume an investment in the portfolios listed on the date of inception of each Sub-Account. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 7.0%. Please refer to the product prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Product Performance Summary

The Fulcrum Fund(SM) Variable Annuity (AFLIAC)
--------------------------------------------------------------------------------
Average Annual Total Returns as of 6/30/00

For easy reference, the total returns for The Fulcrum Fund(SM) Variable Annuity sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the Individual Portfolio Reviews beginning on page 10.


                                                            Without Surrender Charge                With Surrender Charge
                                                                    And Contract Fee                     And Contract Fee

                                                 Sub-                          Since                                Since
                                              Account                      Inception                            Inception
                                            Inception        1    Life of    of Sub-              1    Life of    of Sub-
Sub-Accounts                                     Date     Year  Portfolio    Account           Year  Portfolio    Account
-------------------------------------------------------------------------------------------------------------------------
The Fulcrum Trust
The Global Interactive/Telecomm Portfolio     3/13/97   18.38%     23.52%     30.39%         10.89%     22.78%     29.31%
The International Growth Portfolio            3/13/97   35.03%      7.76%      7.91%         27.74%      6.64%      6.32%
The Growth Portfolio                          3/13/97   -0.61%      6.36%      5.44%         -6.85%      5.20%      3.73%
The Value Portfolio                           3/13/97   13.95%     15.94%     15.54%          6.76%     14.94%     14.02%
The Strategic Income Portfolio                3/13/97    1.64%      0.27%      1.75%         -4.54%     -0.58%      0.45%

Performance returns given above are for the The Fulcrum Fund Variable Annuity sub-accounts of AFLIAC, and except in the columns designated as "Life of Sub-Account", assume an investment in the underlying portfolios listed above on the date of inception of each Fund. Performance returns designated as "Life of Sub-Account" assume an investment in the portfolios listed on the date of inception of each Sub-Account. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 7.0%. Please refer to the product prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Domestic & International Equity Market Overview

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998: Worldwide economic problems cause considerable volatility for stocks. Yet, the market posts its fourth consecutive year of double-digit gains.

1999: Booming technology and Internet stocks help drive the Dow and NASDAQ to record highs. Investors flock to large-cap stocks. The Fed hikes interest rates in an effort to slow the economy and prevent inflation.

2000: Technology stocks correct in U.S. and international markets. Losses stemmed somewhat by investments in other sectors. Technology rebounds but major indices finish down. Three interest rate hikes signal that inflation is still a concern.

The first six months of 2000 were an extremely volatile period in which U.S. and foreign equity markets closely tracked each other. The period began on a high note here and abroad with record high markets at the end of 1999 providing a positive beginning for the first year of a new century. The period ended, however, on a low note with the S&P 500 Stock Index returning -0.42% and the Morgan Stanley Capital International's EAFE Index returning -3.95%.

The markets in January got off to a good start when the doomsday prediction of computer systems catapulting global equity markets back to the year 1900 failed to materialize. The successful transition seemed to release pent-up demand for new technologies and investors poured money into high tech stocks. Demand was, and continues to be, high for wireless telecommunications services and products, whose backbone is semiconductors and specifically computer chips. Leading companies were Samsung Electronics (Korea), U.K.-based Vodaphone AirTouch, which claims the largest number of mobile phone subscribers in the world, and Nokia (Finland), the number one seller of mobile handsets.

Adding to the favorable investment climate was the fact that the major foreign countries were experiencing relative political and economic stability. Latin America, especially Mexico and Brazil, the Far East (except Japan), and Russia were turnaround stories from such events as the 1994 devaluation of Mexico's peso, the Asian debacle in 1997, and the 1998 default of the Russian government. The increasing relative prosperity of many major countries, whose citizens had new money to spend, provided another boost to the global economy. A decline in the euro and in the yen did weaken returns denominated in U.S. dollars, however, exchange rate fluctuations did not have a significant impact on overall returns in the international funds due to currency hedging and diversification.

Japan was a notable exception to this scenario, and the only industrialized country reporting high unemployed and low consumer spending during the early part of the year. In fact, Japan was officially in a recession according to data on gross domestic product in the last quarter of 1999.

Nevertheless, the robust economic growth meant increasing concern

2000 JAN

The new year sees the global markets function without the much-feared Y2K disruptions. Robust global growth continues amid rising interest rates. Japan is an exception.

FEB

Investors are still fascinated by technology, including the speculative Internet companies. The Federal Reserve raises short-term interest rates by .25%.

MAR

The technology-dominated NASDAQ starts its decline, with European and Asian stocks quickly following suit. Japan's economy officially falls back into a recession on news of a 1.4% decline in gross domestic product in the previous quarter. The Federal Reserve again raises short-term interest rates another .25%.

Domestic & International Equity Market Overview

about inflationary pressures. Central banks worldwide tried to allay concern by raising interest rates. In the United States, the Federal Reserve Board raised rates in early February, late March, and again in May.

Another concern was the growing awareness that many Internet stocks, considered a subsector of technology, were probably highly speculative and overvalued investments. The bursting of the Internet bubble seemed all but inevitable, however, huge numbers of investors, many of them day traders, continued to pour money into technology generally, and dot-coms specifically. With gas prices rising and greater need for more drilling and exploring, energy stocks were one of the few alternatives to technology that investors considered. Total Fina Elf (France) offered positive performance.

The bubble burst in March, with Internet stocks falling first. They took with them many of what global equity analysts call "TMT," technology, media, and telecommunication stocks. The NASDAQ stock index fell precipitously, and Europe's and Asia's technology-dominated equity markets quickly followed suit.

The effects of the steep decline of TMT worldwide were offset somewhat by investors moving into other sectors, including those representing the old economy. These were especially attractive for their stable, reasonable prices and predictable earnings. In fact, several global old economy, blue chip company stocks gained 20% to 30% toward the end of March. Value stocks offered another refuge during the technology sell-off. Especially attractive were the stocks of energy, basic materials, communications, industrials, cyclicals, healthcare, and some technology companies. Generally, careful stock selection across a range of industries helped stem losses in investment portfolios overweighted in technology.

Although in retrospect the sector rotation lasted a relatively short time, the market change was significant as only the second time in the preceding seven quarters when value stocks with their low price earnings ratios outperformed growth stocks. Additionally, the rotation out of technology helped to weed out "concept" stocks with big ideas but small revenues and no profits from more mainstream new economy stocks. For example, although new economy stocks Nokia* and Vodaphone AirTouch* lost value during the technology rout, they had rebounded by the end of June.

In the third week of May the NASDAQ hit bottom and started to climb. Economic reports of rising unemployment and declining consumer spending likely reassured investors that growth was being controlled. The NASDAQ ended the first half of the year down 2.5%, but the broader S&P 500 Stock Index fared better, down only 0.5%. International equity indices showed a similar pattern, although with greater declines.

The global equity markets survived the period's volatility reasonably well, and looking ahead, continued growth offers the potential for good returns. And although the period's correction showed that technology can lead investors to the edge, technology also offers businesses in every industry the tools needed to increase productivity, reduce costs, and expand and penetrate markets. Counterbalancing this optimism for better earnings and profits leading to higher share prices are the inevitable inflationary pressures. Equity markets will be watching to see if monetary policy can forestall inflation without pushing the economy toward a recession.


*These are examples only and not representative of any particular portfolio holdings.

APR

Many investors flee technology and turn toward value investing. Select old economy, blue chip stocks are up. Consumer spending rises only 0.2% suggesting growth is slowing.

MAY

NASDAQ starts to recover after hitting bottom. Unemployment rate rises 4.1% from its 30-year low of 3.9% in April, possibly indicating the economy is cooling down. The Federal Reserve again raises short-term interest rates, but this time by .50%, its sixth such action over the past 12 months.

JUN

The period ends mostly down, with skilled stock selection helping to stem portfolio losses. The NASDAQ, in spite of a 30% drop mid period, recovers to end the first half of 2000 down only 2.5%. The Federal Reserve decides against raising interest rates.

The Global Interactive/Telecom Portfolio

The Global Interactive/Telecom Portfolio returned -6.12% for the period ended June 30, 2000, underperforming its benchmark, the S&P 500 Index return of -0.42%.

Despite isolated earnings disappointments, multimedia companies met or exceeded expectations in the first quarter. However, into the second quarter, investors lost interest in this top-performing sector. The continued purchase of stocks simply because of their rising prices caused stocks in spotlight industries such as technology and multimedia to become overvalued and subject to a correction. Concern grew as the sharp technology stock correction spilled over into other winning sectors. Stock prices of leading multimedia companies had become too high relative to trailing earnings.

The Portfolio's manager ignored the short-term market commotion, choosing instead companies with solid long-term growth potential. The manager is willing to tolerate any brief market turbulence so long as the Portfolio's holdings are meeting performance expectations.

The outlook is very bright for quality multimedia companies. The Interactive Age is still in its infancy. Wired and wireless telecommunications, cable television, broadcast networks, along with publishers, film and television production companies may be the world's most prized assets going forward. While multimedia stocks may continue to tread water over the short term, it is anticipated that ongoing consolidation in the multimedia industry may reawaken investor interest, helping multimedia stocks to regain momentum during the second half of the year.

Investment Manager
GAMCO Investors, Inc.

About The Fund
Seeks to make money by investing globally in equity securities of companies that develop, manufacture or sell interactive and/or telecommunications services and products.


Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

Telephone Systems                 27%
Media-Broadcasting & Publishing   29%
Communications                     8%
Computer Software & Processing     5%
Commercial Services                5%
Other                             26%

                          Average Annual Total Returns

Years ended June 30, 2000                          1 Year     Life of Fund

The Global Interactive/Telecomm Portfolio          20.10%        25.28%

S&P 500(R) Index                                    7.25%        22.58%

                   Growth of a $10,000 Investment Since 1996

                                    [GRAPH]

              The Global Interactive Telecomm Portfolio       S&P 500 Index

  2/1/96                       10,000                            10,000
 6/30/96                        9,720                            10,647
12/31/96                       10,049                            11,891
 6/30/97                       11,526                            14,342
12/31/97                       14,097                            15,859
 6/30/98                       17,124                            18,668
12/31/98                       18,364                            20,392
 6/30/99                       22,522                            22,917
12/31/99                       28,811                            24,682
 6/30/00                       27,048                            24,579


The Global Interactive/Telecomm Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

The International Growth Portfolio

The International Growth Portfolio returned 16.19% for the period ended June 30, 2000, significantly outperforming its benchmark, the MSCI EAFE Index return of -3.95%.

During the first three months of the year, steady price increases in the majority of the Portfolio's positions significantly boosted performance. However, by the end of the first quarter, equity markets became more volatile. European currencies weakened relative to the dollar. Favored technology, media, and telecommunications stocks began to lose their luster as investors turned to more value-oriented companies.

During the second quarter, the Portfolio benefited from the market's re-emphasis on companies with sustained earnings, good management, and low prices. Notable stock performance during the first half of the year included an entertainment company, which generated steady cash flows and stable margins, selling television programming throughout Europe. Another top performer was a designer and manufacturer of software in France. Despite the market's retreat from technology, this company rebounded and is up more than 160%, boosting the manager's confidence in the company's future prospects.

Two disappointing stocks came out of Israel and the U.K. A close watch is being kept on the Israeli company, which has been doing much of its business in Europe, and subsequently was hurt by the weakened euro. The manager has met with the U.K. company, which declined by 16% during the period, and has arrived at the conclusion that continued investment in this business may prove beneficial.

The manager remains optimistic about the Portfolio's current holdings, which retain good investment fundamentals and continue to attract investor interest.


                          Average Annual Total Returns

Years ended June 30, 2000                          1 Year     Life of Fund

The International Growth Portfolio                 36.96%         9.31%

Morgan Stanley EAFE Index                          17.45%        10.88%

Morgan Stanley EAFE Small Cap Index                10.72%        -1.73%


                   Growth of a $10,000 Investment Since 1996

                                    [GRAPH]

                 The International    Morgan Stanley    Morgan Stanley
                  Growth Portfolio      EAFE Index      EAFE Small Cap

 3/26/96                10,000            10,000
 6/30/96                 7,270            10,195
12/31/96                10,330            10,262            10,000
 6/30/97                10,951            11,324            10,300
12/31/97                 9,967            10,266             7,536
 6/30/98                10,613            11,839             8,574
12/31/98                 9,168            12,161             7,946
 6/30/99                10,675            12,741             8,905
12/31/99                12,584            15,234             9,350
 6/30/00                14,621            14,529             9,859


The International Growth Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The MSCI EAFE Small Cap Index is an unmanaged index of international small cap stocks. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


Investment Manager

Bee & Associates, Inc.

About The Fund

Seeks to make money by investing internationally for long-term capital appreciation, primarily in equity securities.


                             Portfolio Composition:

As of June 30, 2000, the country allocation of net assets was:

                                    [GRAPH]

United Kingdom    15%
Netherlands       14%
Hong Kong         11%
Switzerland        9%
Sweden             8%
Israel             7%
Japan              6%
Other             30%

The Growth Portfolio

For the period ended June 30, 2000, the Growth Portfolio returned -3.02%, underperforming its benchmark, the S&P 500 Index, which returned -0.42%.

Market volatility dominated the first half of the year, characterized by a severe correction in March and April. However, by June, the U.S. stock market began to stabilize, although disparity persists between the performance of the technology-heavy NASDAQ and the broader S&P 500 Index. Nevertheless, the "technology bubble" has finally burst, causing many investors who relied solely on price momentum to suffer significant losses. Successive Federal Reserve interest rate hikes of the past months, are beginning to effectively slow the rate of economic growth. Momentum investing is no longer dictating the movement of the broader market.

Overall investor indecisiveness has made it difficult to add value to the Portfolio, considering that the Portfolio's stock selection model relies on a certain degree of persistence in investor preferences. Consequently, the number of stocks in the Portfolio has increased from approximately 70 at the end of 1999 to over 100 as of June 30. Despite the adverse environment, stringent risk controls imposed on the Portfolio helped maintain returns reasonably consistent with the benchmark. The Portfolio continues to be sector and style neutral with respect to the S&P 500 Index.

The manager anticipates that the U.S. equity market will continue to become more stable, despite reverberations from the correction earlier this year. As the GDP growth rate and employment levels reach a state of equilibrium, the market should regain its momentum, at which point the Portfolio may be well positioned to continue its search for long-term growth prospects.

Investment Manager
Analytic Investors, Inc.

About The Fund

Seeks to make money by investing primarily in securities selected for their long-term growth prospects.

                             Portfolio Composition

                                    [GRAPH]

As of June 30, 2000, the sector allocation of net assets was:

Pharmaceuticals                     9%
Computers & Information             8%
Computer Software & Processing      7%
Electronics                         7%
Banking                             6%
Oil & Gas                           5%
Telephone Systems                   5%
Other                              53%

                          Average Annual Total Returns

Years ended June 30, 2000                        1 Year       Life of Fund

The Growth Portfolio                             0.83%            7.89%

S&P 500(R)Index                                  7.25%           22.58%

                   Growth of a $10,000 Investment Since 1996

                                    [GRAPH]

                   The Growth Portfolio        S&P 500 Index

  2/1/96                  10,000                  10,000
 6/30/96                   9,410                  10,647
12/31/96                  10,840                  11,891
 6/30/97                  12,160                  14,342
12/31/97                  11,950                  15,859
 6/30/98                  11,970                  18,668
12/30/98                  12,010                  20,392
 6/30/99                  13,870                  22,917
12/31/99                  14,420                  24,682
 6/30/00                  13,985                  24,579

The Growth Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

The Value Portfolio

For the period ended June 30, 2000, the Fulcrum Value Portfolio returned 15.47%, significantly outperforming the benchmark S&P 500 Index, which returned -0.42%.

Given the successive interest rate hikes by the Federal Reserve, the economy appears to be slowing down. Market leaders took a respite from momentum investing that led to extreme overvaluations, particularly within the technology sector. By the second quarter, however, values were driven by earnings rather than concepts as an increasing number of venture-oriented companies found themselves caught in financing difficulties. In the midst of this market rotation, companies have been exploring alternatives in an effort to boost their earnings potential. Heavy deal-making continues as businesses strive to remain competitive in a global environment.

Activity during the first half of 2000 substantially enhanced the Portfolio's performance, as the manager took advantage of ongoing mergers and acquisitions throughout a broad spectrum of industries. As increased earnings have begun to catch up with prices, the manager has been afforded the opportunity to buy attractive stocks at relatively low prices.

It is anticipated that more takeovers and financial engineering will continue to color the investment landscape, which is encouraging for the Portfolio's value-oriented investment approach. The manager will continue to seek out opportunities that have the potential to achieve positive returns over the long-term.

                          Average Annual Total Returns

Years ended June 30, 2000                     1 Year          Life of Fund

The Value Portfolio                           15.58%             17.60%

S&P 500/R/ Index                               7.25%             22.58%

                   Growth of a $10,000 Investment Since 1996
                                    [GRAPH]
                  The Value Portfolio       S&P 500 Index

  2/1/96                 10,000                 10,000
 6/30/96                 10,840                 10,647
12/31/96                 11,513                 11,891
 6/30/97                 13,259                 14,342
12/31/97                 15,236                 15,859
 6/30/98                 16,941                 18,668
12/30/98                 16,377                 20,392
 6/30/99                 17,697                 22,917
12/31/99                 17,700                 24,682
 6/30/00                 20,438                 24,579


The Value Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500/R/ Index is an unmanaged index of 500 leading stocks. S&P 500/R/ is a registered trademark of the Standard & Poor's Corporation. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


Investment Manager

GAMCO Investors, Inc.

About The Fund

Seeks to make money by investing in companies that are believed to be undervalued and may achieve significant capital appreciation.


                             Portfolio Composition:
[GRAPH]

As of June 30, 2000, the sector allocation of net assets was:

Beverages, Food & Tobacco                 14%
Electronics                                7%
Heavy Machinery                            7%
Automotive                                 6%
Electric Utilities                         5%
Chemicals                                  5%
Forest Products & Paper                    4%

Other                                     52%

Bond & Money Market Overview

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

1999: Inflation concerns and a booming U.S. economy prompt the Federal Reserve to hike interest rates. Fixed income markets close the second half with the worst performing year ever.

2000: Bond investments suffer as a result of continued interest rate hikes by the Federal Reserve in an effort to stave off inflation.

Events occurred during the first six months of 2000, which led to one of the worst relative performances for corporate bonds, mortgage- and asset-backed securities, and agencies (spread sectors). However, by June signs of an economic slowdown began to emerge. Spread sectors rebounded as the Federal Reserve Board decided to forego another interest rate increase at its June meeting.

Taking center stage was the inversion of the yield curve at the start of the first quarter. Usually the longer a bond's maturity, the higher its yield. An inverted yield curve is a demonstration of the opposite where shorter bonds (with maturities of less than two years) produce higher yields. The yield curve began to invert as a result of low issuance of new investment grade bonds and the Treasury's quicker-than-expected announcement to buy back as much as $30 billion in bonds during this year alone. The Treasury's announcement took the market by surprise and investors promptly bid up the price of the longer maturity bonds, sending its yield below the Federal Funds rate by March. The yield on the long bond ended the first quarter at 5.84%.

The yield curve inversion gathered momentum in the first quarter as the Federal Reserve continued its efforts to slow down the economy by raising interest rates in February and March by a total of .50%. Lower yields on Treasury bonds caused corporate bonds, mortgage- and asset-backed securities, and agencies to underperform. Concerns about the future of the economy caused spread sectors to underperform as investors became unclear about future potential for revenue and earnings growth and the impact on coverage of interest cost. Taxable bond mutual funds saw over $30 billion in redemptions and overall asset allocation began to favor the equity market.

[GRAPHIC]
2000   JAN

Treasury announces buy back of $30 billion in bonds, sending bond prices up and yields down.

[GRAPHIC]
FEB

Federal Reserve raises interest rates by 0.25%. The yield curve begins to invert.

MAR

Federal Reserve raises interest rates again by 0.25%. Volatile conditions shut down issuance of investment grade bonds.

Bond & Money Market Overview


In the meantime, unusual events took place in the mortgage-backed securities market, affecting both agencies and mortgage-backed securities. Congressional scrutiny over Fannie Mac and Freddie Mac, two major government-sponsored enterprises, resulted in large-scale selling in the agencies and mortgage-backed securities market.

By March, volatile market conditions virtually shut down new issuance of investment grade bonds as investors' appetite for risk diminished. Supply and demand within the fixed income marked moved out of alignment causing corporates to underperform Treasuries by 227 basis points for the first quarter with March producing the second worst monthly performance for spread product since 1990.

The Federal Reserve Board raised interest rates again in May by an additional
 .50%, bringing the total tightening to 1.75% since June 1999. However, as the second quarter progressed, the economy began to show signs of a slowdown. Satisfied that interest rate hikes were beginning to have the desired effect, the Federal Reserve voted to hold off on any further rate increases at their June meeting.

Corporate bonds, mortgage- and asset-backed securities continued to dramatically underperform U.S. Treasuries through May. The inverted yield curve persisted as a result of the shrinking supply of U.S. Treasury securities and tightenings by the Federal Reserve. Positive yield spreads were offset by negative price returns as investment banks continued to diminish earnings volatility by reducing their exposure to spread product. As Treasuries rallied in response to the shrinking supply, spread sectors continued to underperform until June, when the economy began to show signs that it may be headed for a soft landing. Once the Federal Reserve decided to forego another interest rate hike, spread sector performance began to gain, finally outperforming like-duration Treasuries by 50 basis points at the end of the second quarter.

The Federal Funds rate remains at 6.50%, the highest level since January 1991. The goal of the Federal Reserve Board is to engineer a soft landing for the economy, which translates as a slowdown in growth without entering into a recession. The economy has begun to show signs of moderation. Retail sales have declined and consumer spending on big-ticket items has slowed. The outlook for spread sector performance is optimistic, especially if the Federal Reserve's tightening cycle is coming to a close. However, the preliminary growth rate for the annual gross domestic product stands at 5.2% as of June 2000. The Federal Reserve considers a rate of 3.5% to 4% to be as fast as the economy can growth without sparking inflation. The Federal Reserve remains cautious, and depending upon whether or not the economy shows more definitive signs of a slowdown, may consider another rate hike at their August meeting.

APR

Spread sectors continue to dramatically underperform U.S. Treasuries.

[GRAPHIC]

MAY

Federal Reserve raises interest rates by another 0.50% to 6.50%. The inverted yield curve persists as a result of the shrinking supply of U.S. Treasuries and continued rate hikes.

JUN

Federal Reserve votes to hold off on additional interest rate increases. Corporates and Mortgages outperform like-duration Treasuries due to signs of a slowing economy.

[GRAPHIC]

--------------------------------------------------------------------------------
The Strategic Income Portfolio
--------------------------------------------------------------------------------

The Fulcrum Strategic Income Portfolio returned 3.43%, slightly underperforming the Lehman Brothers Aggregate Bond Index, which returned 3.99% for the period ended June 30, 2000.

The combination of a shrinking supply of U.S. Treasuries and continued interest rate hikes by the Federal Reserve resulted in an inverted yield curve and the dramatic underperformance of spread sectors relative to Treasuries. Usually the longer a bond's maturity, the higher its yield. However, the yield curve inversion produced the opposite effect where shorter maturity bonds actually produced the higher yields. As Treasuries rallied in response to their diminished supply, spreads continued to widen throughout most of the period. Once the Federal Reserve decided in June to forego another interest rate hike, spread sector performance promptly outperformed like-duration Treasuries by the end of the second quarter.

Contrary to the notable underperformance of its peers, the Fulcrum Strategic Income Portfolio only slightly underperformed the Index. This can be attributed to its longer-than-benchmark duration and its underexposure to corporate bonds.

The economy is showing signs of a slowdown. Spread sectors may continue to gain, particularly if the Federal Reserve refrains from further rate hikes. In an effort to increase the value of the Fulcrum Trust, on July 1, 2000, the manager combined the Fulcrum Strategic Income Portfolio with a more diversified fund, the Select Investment Grade Income Fund of Allmerica Investment Trust. This larger fund will offer a more diversified portfolio with the potential to produce better long-term performance with lower volatility.



Investment Manager
Allmerica Asset Management, Inc.

About The Fund

Seeks to make money for investors by investing for high current income and capital appreciation in a variety of fixed-income securities.


                             Portfolio Composition
                                    [GRAPH]

As of June 30, 2000, the sector allocation of net assets was:

U.S. Govt & Agency Obligations                      73%
Corporate Notes & Bonds                            13%
Foreign Govt Obligations                            2%
Asset-Backed & Mortgage-Backed Securities           2%
Other                                              105


                          Average Annual Total Returns


Years ended June 30, 2000                       1 Year         Life of Fund

The Strategic Income Portfolio                  3.13%            1.72%

Lehman Brothers Aggregate Bond Index            4.56%            5.47%


                   Growth of a $10,000 Investment Since 1996
                                    [GRAPH]

            The Strategic Income Portfolio  Lehman Brothers Aggregate Bond Index

  2/1/96                10,000                             10,000
 6/30/96                 9,420                              9,813
12/31/96                10,044                             10,294
 6/30/97                 9,883                             10,612
12/31/97                10,102                             11,287
 6/30/98                10,337                             11,730
12/30/98                10,762                             12,268
 6/30/99                10,456                             12,097
12/31/99                10,426                             12,167
 6/30/00                10,784                             12,653


The Strategic Income Portfolio is a portfolio of The Fulcrum Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                   The Global Interactive/Telecomm Portfolio

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
 COMMON STOCKS - 95.1%
         Advertising - 0.5%
   3,500 Ackerley Group, Inc.                    $   41,125
                                                 ----------
         Beverages, Food & Tobacco - 0.7%
   1,000 Seagram Co., Ltd.                           58,000
                                                 ----------
         Commercial Services - 4.9%
   8,099 Cendant Corp.*                             113,386
   4,500 Dun & Bradstreet Corp.                     128,812
   3,000 Unitedglobalcom, Inc. Class A*             140,250
                                                 ----------
                                                    382,448
                                                 ----------
         Communications - 8.2%
   2,000 American Tower Corporation, Class A*        83,375
   1,000 COMSAT Corp.                                24,687
   5,000 CoreComm, Ltd.*                             97,500
   1,000 Nextel Communications, Inc., Class A*       61,187
   1,000 NTL, Inc.*                                  59,875
  10,000 Paxson Communications Corp.*                85,000
   1,000 Rogers Communications, Inc., Class B        28,500
  11,000 Telecom Italia Mobile SPA                  112,826
     500 Telecom Italia SPA-Sp ADR                   68,781
   1,500 Telefonica del Peru, Sponsored ADR          17,062
                                                 ----------
                                                    638,793
                                                 ----------
         Computer Software & Processing - 5.2%
  25,000 Pacific Century Cyberworks                  49,387
   3,000 Shared Medical Systems Corp.               218,812
   2,500 Verio, Inc.*                               138,711
                                                 ----------
                                                    406,910
                                                 ----------
         Electric Utilities - 3.2%
   5,000 Citizens Utilities Co., Class B*            86,250
   3,000 Conectiv, Inc.                              46,687
   5,000 LG&E Energy Corp.                          119,375
                                                 ----------
                                                    252,312
                                                 ----------
         Electronics - 0.8%
   2,000 PubliCARD, Inc.*                             6,563
     600 Sony Corp. ADR                              56,587
                                                 ----------
                                                     63,150
                                                 ----------
         Entertainment & Leisure - 4.9%
   2,500 Blockbuster Inc., Class A                   24,219
   4,000 EMI Group, Plc                              37,954
   5,000 Gaylord Entertainment Co.                  107,500
   6,000 GC Companies, Inc.*                        134,250
   2,000 Walt Disney Co.                             77,625
                                                 ----------
                                                    381,548
                                                 ----------
         Industrial - Diversified - 1.8%
   1,600 Vivendi                                    141,116
                                                 ----------

                                                               Value
 Shares                                                      (Note 2)
----------------------------------------------------------------------
        Insurance - 2.1%
  4,000 The Liberty Corp.                                   $  168,000
                                                            ----------
        Lodging - 2.5%
  3,000 Aztar Corp.*                                            46,500
 20,000 Hilton Group, Plc                                       70,268
  8,000 Hilton Hotels Corp.                                     75,000
                                                            ----------
                                                               191,768
                                                            ----------
        Media - Broadcasting & Publishing - 29.1%
    500 Audiofina                                               64,225
    200 BHC Communications, Inc., Class A                       30,025
  3,500 Cablevision Systems Corp.*                             237,562
  3,500 Chris-Craft Industries, Inc.*                          231,219
  2,000 Fisher Companies, Inc.                                 153,000
 15,000 Granite Broadcasting Corp.*                            110,625
  8,000 Gray Communications Systems, Inc., Class B              78,000
  5,000 Holdingmaatschappij De Telegraaf NV                    115,030
  6,000 Lee Enterprises, Inc.                                  139,875
  1,000 McGraw-Hill Cos., Inc.                                  54,000
  2,500 Media General, Inc., Class A                           121,406
  1,000 Meredith Corp.                                          33,750
  4,000 NBC Internet, Inc., Class A*                            50,000
  7,000 Price Communications Corp.*                            164,938
  2,000 Pulitzer, Inc.                                          84,375
  8,000 Salem Communications Corp., Class A*                    74,250
  5,500 Spanish Broadcasting System, Inc., Class A*            113,094
  1,500 The McClatchy Company, Class A                          49,688
  4,000 TV Guide, Inc. Class A*                                137,000
  3,000 USA Networks, Inc.*                                     64,875
  2,000 Viacom, Inc., Class A*                                 136,750
  1,500 Young Broadcasting, Inc., Class A*                      38,531
                                                            ----------
                                                             2,282,218
                                                            ----------
        Oil & Gas - 0.5%
  2,000 MCN Energy Group, Inc.                                  42,750
                                                            ----------
        Retailers - 1.1%
  8,000 Lillian Vernon Corp.                                    84,000
                                                            ----------
        Telephone Systems - 27.3%
  1,500 360networks, Inc. *                                     22,875
  1,425 AT&T Corp.                                              45,066
 18,000 AT&T Corp. - Liberty Media Group, Class A*             436,500
  1,000 BCE, Inc.                                               23,813
    500 Cable & Wireless HKT, Ltd. ADR                          10,750
  2,500 Cable & Wireless Plc ADR                               125,156
  4,000 CenturyTel, Inc.                                       115,000
  2,500 Cia de Telecomunicaciones de Chile SA                   45,313
  5,000 Commonwealth Telephone Enterprises, Inc.*              235,313
 10,000 Loral Space & Communications, Ltd.*                     69,375
      5 NTT Mobile Communcations Network, Inc.                 135,212
  3,500 Rogers Cantel Mobile Communications, Inc., Class B*    117,688
    500 SBC Communications, Inc.                                21,625
  1,090 SK Telecom Co. Ltd. ADR                                 39,581
  2,500 Swisscom AG ADR                                         88,125
    700 Telefonica de Argentina SA                              22,225

                       See Notes to Financial Statements.
--------------------------------------------

                   The Global Interactive/Telecomm Portfolio

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                               Value
  Shares                                     (Note 2)
------------------------------------------------------
         Telephone Systems (continued)
   3,500 Telephone and Data Systems, Inc.   $  350,875
   2,000 Telus Corp.                            53,251
   2,000 United States Cellular Corp.*         126,000
     800 Viatel, Inc.*                          22,850
     500 Vimpel-Communications ADR*             11,063
     200 VoiceStream Wireless Corp.*            23,259
                                            ----------
                                             2,140,915
                                            ----------
         Water Companies - 2.3%
   1,500 SJW Corp.                             178,313
                                            ----------
         Total Common Stocks                 7,453,366
                                            ----------
         (Cost $6,465,694)

                                        Value
  Shares                              (Note 2)
-----------------------------------------------
 CONVERTIBLE PREFERRED STOCKS -
  1.7%
         Electric Utilities - 1.7%
   2,000 Citizens Utilities Co.
         5.00%, 1/15/23              $  134,750
                                     ----------
         Total Convertible
         Preferred Stocks               134,750
                                     ----------
         (Cost $105,850)
 Total Investments - 96.8%            7,588,116
                                     ----------
 (Cost $6,571,544)
 Net Other Assets and Liabilities -
  3.2%                                  252,436
                                     ----------
 Total Net Assets - 100.0%           $7,840,552
                                     ==========

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $6,571,544. Net unrealized appreciation (depreciation) aggregated $1,016,572, of which $1,704,911 related to appreciated investment securities and $(688,339) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $3,978,143 and $4,833,186 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                       The International Growth Portfolio

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                               Value
  Shares                                     (Note 2)
------------------------------------------------------
 COMMON STOCKS - 94.7%
         Canada - 3.1%
   9,000 Danier Leather, Inc.*              $   65,094
   4,830 Shermag, Inc.*                         22,854
                                            ----------
                                                87,948
                                            ----------
         France - 5.7%
  10,000 Lectra Systemes*                      163,134
                                            ----------
         Hong Kong - 11.0%
 264,000 Hung Hing Printing Group, Ltd.        101,597
 630,750 Lung Kee (Bermuda) Holdings           126,223
 455,342 Skyworth Digital Holdings, Ltd.*       84,696
                                            ----------
                                               312,516
                                            ----------
         Israel - 6.6%
   1,500 Orbotech, Ltd.                        139,500
   3,700 Tecnomatix Technologies, Ltd.*         49,950
                                            ----------
                                               189,450
                                            ----------
         Italy - 4.6%
  51,100 Ducati Motor Holding SpA*             130,941
                                            ----------
         Japan - 6.2%
   5,500 Yamaichi Electronics Co., Ltd.        177,754
                                            ----------
         Mexico - 2.6%
  92,999 Nadro SA, Class B                      73,355
                                            ----------
         Netherlands - 14.2%
   2,500 Draka Holding NV                      163,372
   4,900 Hunter Douglas NV                     132,525
   4,000 Van Melle NV                          108,756
                                            ----------
                                               404,653
                                            ----------
         Norway - 3.9%
   7,500 ProSafe ASA*                          111,048
                                            ----------
         Spain - 4.7%
   6,168 Cortefiel, S.A.                       133,691
                                            ----------
         Sweden - 8.0%
  12,450 IRO AB                                110,908
   5,225 Nobel Biocare AB                      115,623
                                            ----------
                                               226,531
                                            ----------

                                             Value
  Shares                                   (Note 2)
----------------------------------------------------
         Switzerland - 9.0%
     395 Geberit International AG         $  132,006
     400 The Selecta Group - Registered      124,111
                                          ----------
                                             256,117
                                          ----------
         United Kingdom - 15.1%
 170,000 McBride Plc                         207,246
  17,000 Photobition Group Plc                75,175
  45,200 Victrex Plc                         148,538
                                          ----------
                                             430,959
                                          ----------
         Total Common Stocks               2,698,097
                                          ----------
         (Cost $2,370,339)
 Total Investments - 94.7%                 2,698,097
                                          ----------
 (Cost $2,370,339)
 Net Other Assets and Liabilities - 5.3%     149,583
                                          ----------
 Total Net Assets - 100.0%                $2,847,680
                                          ==========

------------------
*Non-income producing security.

Industry Concentration
   of Common Stocks
as a Percentage of Net
        Assets:

Electrical Equipment        12.0%
Home Construction,
 Furnishings & Appliances    8.4
Computer Software &
 Processing                  7.5
Household Products           7.3
Chemicals                    5.2
Electronics                  4.9
Commercial Services          4.7
Automotive                   4.6
Building Materials           4.6
Industrial - Diversified     4.4
Food Retailers               4.3
Medical Supplies             4.1
Heavy Machinery              3.9
Oil & Gas                    3.9
Beverages, Food & Tobacco    3.8
Forest Products & Paper      3.6
Advertising                  2.6
Pharmaceuticals              2.6
Retailers                    2.3
Net Other Assets and
 Liabilities                 5.3
                           -----
Total                      100.0%
                           =====

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

Contracts to                  Settlement Contracts At In Exchange  Unrealized
  Deliver        Currency        Date        Value    For U.S. $  Depreciation
------------  --------------- ---------- ------------ ----------- ------------
  116,213     Canadian Dollar  7/05/00      78,565      78,374       (191)
                                            ======      ======       =====

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2000, the aggregate cost on investment securities for tax purposes was $2,370,339. Net unrealized appreciation (depreciation) aggregated $327,758, of which $548,535 related to appreciated investment securities and $(220,777) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $846,177 and $1,609,965 of non-governmental issuers, respectively.


                       See Notes to Financial Statements.
--------------------------------------------

                              The Growth Portfolio

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                               Value
  Shares                                     (Note 2)
------------------------------------------------------

 COMMON STOCKS - 88.4%
         Advertising - 0.2%
     150 Young & Rubicam Inc.               $    8,578
                                            ----------
         Aerospace & Defense - 1.2%
   1,212 Boeing Co.                             50,677
                                            ----------
         Automotive - 0.7%
     630 Harley-Davidson, Inc.                  24,255
     132 TRW, Inc.                               5,725
                                            ----------
                                                29,980
                                            ----------
         Banking - 6.4%
     714 Bank of America Corp.                  30,702
     990 Chase Manhattan Corp.                  45,602
   1,482 Citigroup, Inc.                        89,290
     918 Fleet Boston Financial Corp.           31,212
     126 Golden West Financial Corp.             5,142
     132 Morgan (J.P.) & Co., Inc.              14,536
   1,056 National City Corp.                    18,018
     636 Suntrust Banks, Inc.                   29,057
                                            ----------
                                               263,559
                                            ----------
         Beverages, Food & Tobacco - 3.0%
     228 Coca-Cola Co.                          13,096
     132 PepsiCo, Inc.                           5,866
   1,314 Philip Morris Cos., Inc.               34,903
     120 Safeway, Inc.*                          5,415
     300 Sysco Corp.                            12,637
     618 Wrigley (Wm.) Jr. Co.                  49,556
                                            ----------
                                               121,473
                                            ----------
         Building Materials - 1.7%
   1,296 Home Depot, Inc.                       64,719
     138 Lowes Cos., Inc.                        5,667
                                            ----------
                                                70,386
                                            ----------
         Chemicals - 1.3%
     792 Eastman Chemical Co.                   37,818
     774 Occidental Petroleum Corp.             16,302
                                            ----------
                                                54,120
                                            ----------
         Commercial Services - 2.0%
     912 Automatic Data Processing, Inc.        48,849
     780 Paychex, Inc.                          32,760
      60 Waste Management, Inc.                  1,140
                                            ----------
                                                82,749
                                            ----------
         Communications - 4.5%
     348 ADC Telecommunications, Inc.*          29,188
     168 Lucent Technologies, Inc.               9,954
     186 Network Appliance, Inc.*               14,973
   1,314 Nortel Networks Corp.                  89,680
     504 Qualcomm, Inc.*                        30,240
     126 Scientific Atlanta, Inc.                9,387
                                            ----------
                                               183,422
                                            ----------

                                                                 Value
  Shares                                                       (Note 2)
------------------------------------------------------------------------

         Computer Software & Processing - 7.0%
     654 America Online, Inc.*                                $   34,498
     180 Deluxe Corp.                                              4,241
   1,332 Microsoft Corp.*                                        106,560
   1,074 Oracle Corp.*                                            90,283
     426 Sun Microsystems, Inc.*                                  38,739
     108 VERITAS Software Corp.*                                  12,206
                                                              ----------
                                                                 286,527
                                                              ----------
         Computers & Information - 8.1%
   2,370 Cisco Systems, Inc.*                                    150,643
     942 EMC Corp.*                                               72,475
     450 Hewlett-Packard Co.                                      56,194
     516 Minnesota Mining and Manufacturing Co.                   42,570
      60 Siebel Systems, Inc.*                                     9,814
                                                              ----------
                                                                 331,696
                                                              ----------
         Cosmetics & Personal Care - 1.3%
     870 Colgate-Palmolive Co.                                    52,091
                                                              ----------
         Electric Utilities - 0.4%
     444 Ameren Corp.                                             14,985
                                                              ----------
         Electronics - 7.0%
     186 Advanced Micro Devices*                                  14,368
     180 Analog Devices, Inc.*                                    13,680
   1,170 Intel Corp.                                             156,414
     210 KLA-Tencor Corp.*                                        12,298
      36 Molex, Inc.                                               1,732
     738 Motorola, Inc.                                           21,448
     240 Teradyne, Inc.*                                          17,640
     744 Texas Instruments, Inc.                                  51,103
                                                              ----------
                                                                 288,683
                                                              ----------
         Entertainment & Leisure - 1.3%
     564 Harrah's Entertainment, Inc.*                            11,809
   1,038 Walt Disney Co.                                          40,287
                                                              ----------
                                                                  52,096
                                                              ----------
         Financial Services - 1.3%
   1,008 American Express Co.                                     52,542
                                                              ----------
         Health Care Providers - 0.3%
   1,770 HEALTHSOUTH Corp.*                                       12,722
                                                              ----------
         Heavy Machinery - 1.0%
     204 Parker-Hannifin Corp.                                     6,987
      78 Timken Co.                                                1,453
     552 United Technologies Corp.                                32,499
                                                              ----------
                                                                  40,939
                                                              ----------
         Home Construction, Furnishings & Appliances - 0.1%
     192 Centex Corp.                                              4,512
                                                              ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                              The Growth Portfolio

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                             Value
  Shares                                                   (Note 2)
--------------------------------------------------------------------

         Household Products - 0.1%
     264 Owens-Illinois, Inc.*                            $    3,086
                                                          ----------
         Industrial-Diversified - 4.7%
   3,630 General Electric Co.                                192,390
                                                          ----------
         Insurance - 3.5%
      78 AFLAC, Inc.                                           3,583
      36 American General Corp.                                2,196
     522 American International Group, Inc.                   61,335
     132 Cincinnati Financial Corp.                            4,150
     108 Jefferson Pilot Corp.                                 6,095
     330 Loews Corp.                                          19,800
     366 MGIC Investment Corp.                                16,653
   1,242 Torchmark Corp.                                      30,662
                                                          ----------
                                                             144,474
                                                          ----------
         Media-Broadcasting & Publishing - 1.7%
      36 Dow Jones & Company, Inc.                             2,637
   1,002 New York Times Co., Class A                          39,579
     378 Time Warner, Inc.                                    28,728
                                                          ----------
                                                              70,944
                                                          ----------
         Medical Supplies - 2.5%
     138 Agilent Technologies, Inc.*                          10,178
     630 Danaher Corp.                                        31,146
     126 Eaton Corp.                                           8,442
      84 Mallinckrodt, Inc.                                    3,649
   1,002 Medtronic, Inc.                                      49,912
                                                          ----------
                                                             103,327
                                                          ----------
         Metals - 0.3%
   1,110 Freeport-McMoRan Copper & Gold, Inc., Class B*       10,268
     132 Inco, Ltd.*                                           2,030
                                                          ----------
                                                              12,298
                                                          ----------
         Oil & Gas - 4.9%
     732 Amerada Hess Corp.                                   45,201
     624 Chevron Corp.                                        52,923
     696 Exxon Mobil Corp.                                    54,636
      54 Kerr-Mcgee Corp.                                      3,183
     510 Peoples Energy Corp.                                 16,511
   1,206 USX-Marathon Group                                   30,225
                                                          ----------
                                                             202,679
                                                          ----------
         Pharmaceuticals - 9.1%
     522 Abbott Laboratories                                  23,262
   1,296 Bristol-Myers Squibb Co.                             75,492
     906 Johnson & Johnson                                    92,299
   1,260 Merck & Co., Inc.                                    96,548
   1,782 Pfizer, Inc.                                         85,536
                                                          ----------
                                                             373,137
                                                          ----------

                                                       Value
    Shares                                           (Note 2)
--------------------------------------------------------------

           Restaurants - 2.7%
   15,375  New York Restaurant Group (a)            $  111,315
                                                    ----------
           Retailers - 2.8%
       96  Circuit City Stores-Circuit City Group        3,186
    1,572  Dollar General Corp.                         30,654
      354  Federated Department Stores, Inc.*           11,948
      636  Target Corp.                                 36,888
      522  Wal-Mart Stores, Inc.                        30,080
                                                    ----------
                                                       112,756
                                                    ----------
           Securities Broker - 0.1%
       96  T. Rowe Price Associates, Inc.                4,080
                                                    ----------
           Telephone Systems - 4.9%
    2,013  AT&T Corp.                                   63,661
      450  Bell Atlantic Corp.                          22,866
    1,200  BellSouth Corp.                              51,150
      252  Sprint Corp.                                 12,852
      246  Sprint Corp. (PCS Group)*                    14,637
      804  Worldcom, Inc.*                              36,884
                                                    ----------
                                                       202,050
                                                    ----------
           Textiles, Clothing & Fabrics - 0.6%
      102  Liz Claiborne, Inc.                           3,596
      624  Springs Industries, Inc., Class A            20,085
                                                    ----------
                                                        23,681
                                                    ----------
           Transportation - 1.7%
      276  Kansas City Southern Industries, Inc.        24,478
      258  Sabre Group Holdings, Inc.                    7,353
      984  Union Pacific Corp.                          36,593
                                                    ----------
                                                        68,424
                                                    ----------
           Total Common Stocks                       3,626,378
                                                    ----------
           (Cost $3,551,412)
 Par Value
 ---------
 U.S. GOVERNMENT OBLIGATION (b) - 1.7%
           U.S. Treasury Bills - 1.7%
 $ 70,000  5.83%, 09/14/00 (c)                          69,150
                                                    ----------
           Total U.S. Government Obligation             69,150
                                                    ----------
           (Cost $69,150)
 Total Investments - 90.1%                           3,695,528
                                                    ----------
 (Cost $3,620,562)
 Net Other Assets and Liabilities - 9.9%               407,384
                                                    ----------
 Total Net Assets - 100.0%                          $4,102,912
                                                    ==========

                       See Notes to Financial Statements.
--------------------------------------------

                              The Growth Portfolio

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

------------------
*   Non-income producing security.
(a) Security is valued by management (Note 1).
(b) Effective yield at time of purchase.
(c) Security has been deposited as initial margin on futures contracts. At June 30, 2000, the Portfolio's open futures contracts were as follows:

Number of
Contracts      Contract            Expiration           Aggregate         Market Value at
Purchased        Type                 Date                Cost             June 30, 2000
---------      --------            ----------           ---------         ---------------
     2         S & P 500         September-2000         $748,675             $734,050
                                                        ========             ========

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2000, the aggregate cost of investment securities for tax purposes was $3,620,562. Net unrealized appreciation (depreciation) aggregated $74,966, of which $341,374 related to appreciated investment securities and $(266,408) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $4,791,079 and $5,362,426 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                              The Value Portfolio

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
 COMMON STOCKS - 95.0%
         Advertising - 1.1%
   1,500 Ackerley Group, Inc.                    $   17,625
   2,000 Penton Media, Inc.                          70,000
                                                 ----------
                                                     87,625
                                                 ----------
         Aerospace & Defense - 2.0%
   2,500 Sequa Corp., Class B*                      144,531
   4,000 The Fairchild Corp., Class A*               19,500
                                                 ----------
                                                    164,031
                                                 ----------
         Automotive - 6.1%
   2,000 Arvin Industries, Inc.                      34,750
   8,000 AutoNation, Inc.*                           56,500
   2,000 Dana Corp.                                  42,375
  20,000 Earl Scheib, Inc.*                          62,500
   2,000 Meritor Automotive, Inc.                    22,000
   3,000 Navistar International Corp.*               93,187
   1,000 Standard Motor Products, Inc.                8,500
   4,000 Tenneco Automotive, Inc.                    21,000
   7,000 Wynn's International, Inc.                 158,812
                                                 ----------
                                                    499,624
                                                 ----------
         Beverages, Food & Tobacco - 13.9%
   5,000 Archer-Daniels-Midland Co.                  49,062
   1,200 Best Foods                                  83,100
   1,877 Buenos Aires Embotelladora SA ADR*              19
  10,000 Corn Products International, Inc.          265,000
   4,000 H.J. Heinz Co.                             175,000
   4,000 Kellogg Co.                                119,000
  20,000 PepsiAmericas, Inc.*                        60,000
  10,000 Ralston Purina Group                       199,375
   3,000 The Topps Co., Inc.*                        34,500
  20,000 Weider Nutrition International, Inc.        60,000
   7,500 Whitman Corp.                               92,812
                                                 ----------
                                                  1,137,868
                                                 ----------
         Chemicals - 5.1%
   5,000 Bush Boake Allen, Inc.*                    218,750
   3,000 Ferro Corp.                                 63,000
   3,000 Sybron Chemicals, Inc*                      65,625
   1,500 The Dexter Corp.                            72,000
                                                 ----------
                                                    419,375
                                                 ----------
         Commercial Services - 2.8%
   5,000 Burns International Services Corp.*         62,500
     600 Global Sources, Ltd.*                       15,225
  10,000 Rollins, Inc.                              148,750
                                                 ----------
                                                    226,475
                                                 ----------
         Communications - 0.4%
   2,000 Allen Telecom, Inc.*                        35,375
                                                 ----------
         Computer Software & Processing - 1.8%
   2,000 Shared Medical Systems Corp.               145,875
                                                 ----------

                                                     Value
  Shares                                           (Note 2)
------------------------------------------------------------
         Consumer Products - Diversified - 0.4%
   3,000 Department 56, Inc.*                     $   33,000
                                                  ----------
         Cosmetics & Personal Care - 0.4%
   5,000 Twinlab Corp.*                               31,875
                                                  ----------
         Electric Utilities - 5.2%
   6,000 Citizens Utilities Co., Class B*            103,500
  20,000 El Paso Electric Co.*                       223,750
   2,000 Florida Progress Corp.                       93,750
                                                  ----------
                                                     421,000
                                                  ----------
         Electrical Equipment - 1.2%
   2,000 AMETEK, Inc.                                 35,000
   5,000 UCAR International, Inc.*                    65,313
                                                  ----------
                                                     100,313
                                                  ----------
         Electronics - 6.6%
   4,666 Energizer Holdings, Inc.*                    85,155
  21,000 Oak Technology, Inc.*                       452,813
                                                  ----------
                                                     537,968
                                                  ----------
         Entertainment & Leisure - 2.1%
   5,000 Gaylord Entertainment Co.                   107,500
   3,000 GC Companies, Inc.*                          67,125
                                                  ----------
                                                     174,625
                                                  ----------
         Financial Services - 2.1%
   4,000 The Pioneer Group, Inc.*                    169,500
                                                  ----------
         Food Retailers - 3.0%
   2,000 Hannaford Brothers Co.                      143,750
  10,000 Ingles Markets, Inc., Class A               104,375
                                                  ----------
                                                     248,125
                                                  ----------
         Forest Products & Paper - 4.3%
   5,000 Greif Bros. Corp.                           153,750
   5,000 Nashua Corp.                                 41,250
  20,000 Pactiv Corp.*                               157,500
                                                  ----------
                                                     352,500
                                                  ----------
         Heavy Machinery - 6.5%
   3,000 Ampco-Pittsburgh Corp.                       33,375
  12,000 Baldwin Technology Co., Class A*             25,500
  10,000 Fedders Corp.                                58,125
   2,000 Fedders Corp., Class A                        9,250
   6,000 Flowserve Corp.                              90,375
   5,000 Gerber Scientific, Inc.                      57,500
   2,000 IDEX Corp.                                   63,125
   1,000 Modine Manufacturing Co.                     27,000
   4,000 SPS Technologies, Inc.*                     164,250
                                                  ----------
                                                     528,500
                                                  ----------
         Industrial - Diversified - 0.8%
   3,000 Mark IV Industries, Inc.                     62,625
                                                  ----------

                       See Notes to Financial Statements.
--------------------------------------------

                              The Value Portfolio

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
----------------------------------------------------------------
         Insurance - 3.6%
   2,000 Argonaut Group, Inc.                         $   34,250
   5,000 The Liberty Corp.                               210,000
   2,000 The Midland Co.                                  49,000
                                                      ----------
                                                         293,250
                                                      ----------
         Lodging - 2.5%
   6,000 Aztar Corp.*                                     93,000
  10,000 Hilton Hotels Corp.                              93,750
   7,000 Trump Hotels & Casino Resorts, Inc.*             19,688
                                                      ----------
                                                         206,438
                                                      ----------
         Media - Broadcasting & Publishing - 1.9%
   5,000 Gray Communications Systems, Inc., Class B       48,750
   2,000 Lee Enterprises, Inc.                            46,625
     500 Media General, Inc., Class A                     24,281
     500 Time Warner, Inc.                                38,000
                                                      ----------
                                                         157,656
                                                      ----------
         Medical Supplies - 1.9%
   3,000 Life Technologies, Inc.*                        153,000
                                                      ----------
         Metals - 1.8%
   4,000 CIRCOR International, Inc.                       32,750
   1,000 Curtiss-Wright Corp.                             37,188
   6,000 Watts Industries, Inc., Class A                  75,750
                                                      ----------
                                                         145,688
                                                      ----------
         Oil & Gas - 4.1%
   3,200 MCN Energy Group, Inc.                           68,400
   6,000 Southwest Gas Corp.                             105,000
   2,000 Vastar Resources, Inc.                          164,250
                                                      ----------
                                                         337,650
                                                      ----------

                                                          Value
  Shares                                                (Note 2)
-----------------------------------------------------------------
         Pharmaceuticals - 3.4%
  14,000 Carter-Wallace, Inc.                          $  281,750
                                                       ----------
         Real Estate - 1.5%
   8,000 Catellus Development Corp. *                     120,000
                                                       ----------
         Retailers - 3.0%
  12,000 Lillian Vernon Corp.                             126,000
   4,000 Neiman Marcus Group, Inc., Class A *             120,750
                                                       ----------
                                                          246,750
                                                       ----------
         Telephone Systems - 1.6%
     950 AT&T Corp.                                        30,044
   2,000 AT&T Corp. - Liberty Media Group, Class A *       48,500
     500 Telephone and Data Systems, Inc.                  50,125
                                                       ----------
                                                          128,669
                                                       ----------
         Transportation - 1.0%
   2,500 GATX Corp.                                        85,000
                                                       ----------
         Water Companies - 2.9%
   2,000 E-Town Corp.                                     132,875
   3,000 United Water Resources, Inc.                     104,625
                                                       ----------
                                                          237,500
                                                       ----------
         Total Common Stocks                            7,769,630
                                                       ----------
         (Cost $7,717,202)
 Total Investments - 95.0%                              7,769,630
                                                       ----------
 (Cost $7,717,202)
 Net Other Assets and Liabilities - 5.0%                  411,803
                                                       ----------
 Total Net Assets - 100.0%                             $8,181,433
                                                       ==========

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2000, the aggregate cost of investment securities for tax purposes was $7,717,202. Net unrealized appreciation (depreciation) aggregated $52,428, of which $1,114,068 related to appreciated investment securities and $(1,061,640) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $2,451,609 and $3,689,056 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         The Strategic Income Portfolio

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Value
 Par Value                                    Moody's Ratings  (Note 2)
------------------------------------------------------------------------

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 72.6%
           Fannie Mae - 41.5%
 $109,933  6.00%, 05/15/08 - 01/01/29              Aaa        $  101,199
  266,038  6.50%, 04/29/09 - 10/01/28 (a)          Aaa           253,011
  139,656  7.00%, 07/01/30, TBA (b)                Aaa           134,725
   43,088  7.50%, 03/01/28                         Aaa            42,495
                                                              ----------
                                                                 531,430
                                                              ----------
           Farmer Mac - 11.7%
  150,000  6.92%, 02/10/01                         Aaa           150,068
                                                              ----------
           Freddie Mac - 5.1%
   69,500  6.50%, 07/01/29, TBA (b)                Aaa            65,547
                                                              ----------
           Ginnie Mae - 10.4%
   67,619  6.50%, 11/15/28                         Aaa            64,186
   68,949  8.00%, 08/15/25                         Aaa            69,721
                                                              ----------
                                                                 133,907
                                                              ----------
           U.S. Treasury Bond - 3.9%
   45,000  7.13%, 02/15/23                         Aaa            49,922
                                                              ----------
           Total U.S. Government and Agency
           Obligations                                           930,874
                                                              ----------
           (Cost $968,029)
 CORPORATE NOTES AND BONDS - 12.8%
           Automotive - 1.7%
   25,000  Ford Motor Credit Co.
           5.80%, 01/12/09                         A2             21,748
                                                              ----------
           Communications - 3.4%
   50,000  Lucent Technologies, Inc.
           6.45%, 03/15/29                         A2             44,161
                                                              ----------
           Electronics - 1.9%
   25,000  Raytheon Co.
           6.45%, 08/15/02                         Baa2           24,416
                                                              ----------

                                                                       Value
 Par Value                                          Moody's Ratings  (Note 2)
------------------------------------------------------------------------------

 CORPORATE NOTES AND BONDS - (continued)
           Industrial - Diversified - 2.0%
 $ 25,000  General Electric Capital Corp.
           7.50%, 05/15/05                               Aaa        $   25,300
                                                                    ----------
           Insurance - 1.9%
   25,000  American General Corp.
           5.80%, 03/12/02                               A2             24,391
                                                                    ----------
           Retailers - 1.9%
   25,000  Meyer (Fred), Inc.
           7.45%, 03/01/08                               Baa3           23,910
                                                                    ----------
           Total Corporate Notes And Bonds                             163,926
                                                                    ----------
           (Cost $173,127)
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 1.9%
   25,000  Discover Card Master Trust I, Series
           1993-3, Class A, CMO
           6.20%, 05/16/06                               Aaa            24,190
                                                                    ----------
           Total Asset-Backed And Mortgage-Backed
           Securities                                                   24,190
                                                                    ----------
           (Cost $24,512)
 FOREIGN GOVERNMENT OBLIGATIONS - 2.0%
   25,000  Province Of Ontario
           7.38%, 01/27/03                               Aa3            25,110
                                                                    ----------
           Total Foreign Government Obligations                         25,110
                                                                    ----------
           (Cost $25,039)
 Total Investments - 89.3%                                           1,144,100
                                                                    ----------
 (Cost $1,190,707)
 Net Other Assets and Liabilities - 10.7%                              137,318
                                                                    ----------
 Total Net Assets - 100.0%                                          $1,281,418
                                                                    ==========

------------------
(a) Designated as Collateral on Forward Commitment
(b) Forward Commitment
FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 2000, the aggregate cost of investment securities for tax purposes was $1,190,707. Net unrealized appreciation (depreciation) aggregated $(46,607), of which $888 related to appreciated investment securities and $(47,495) related to depreciated investment securities.

OTHER INFORMATION
For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $98,367 and $403,547 of non-governmental issuers, respectively, and $1,314,030 and $1,599,591 of U.S. Government and Agency issuers, respectively.
The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

       Moody's
       Ratings
      Aaa    85.7%
      Aa3     2.2
      A2      7.9
      Baa2    2.1
      Baa3    2.1
            -----
            100.0%
            =====

                       See Notes to Financial Statements.
--------------------------------------------

                               The Fulcrum Trust

        STATEMENTS OF ASSETS AND LIABILITIES . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                             Global
                          Interactive/ International                        Strategic
                            Telecomm      Growth       Growth     Value       Income
                           Portfolio     Portfolio   Portfolio  Portfolio   Portfolio
---------------------------------------------------------------------------------------
ASSETS:
Investments (Note 2):
 Investments at cost....   $6,571,544   $2,370,339   $3,620,562 $7,717,202  $1,190,707
 Net unrealized
  appreciation
  (depreciation)........    1,016,572      327,758       74,966     52,428     (46,607)
                           ----------   ----------   ---------- ----------  ----------
 Total investments at
  value.................    7,588,116    2,698,097    3,695,528  7,769,630   1,144,100
Cash and foreign
 currency...............      286,066       93,808      409,664    276,882     334,991
Receivable for
 investments sold.......       55,975      117,033       30,628    204,270          --
Receivable for expense
 reimbursement (Note
 5).....................           --        2,624        3,339        221       3,977
Receivable for variation
 margin.................           --           --        5,050         --          --
Interest and dividend
 receivables............        9,751        4,032        6,653     13,073      15,506
Receivable for shares
 sold...................           --        1,940           --         --       2,456
Dividend tax reclaim
 receivables............        1,083        2,817            2         --          --
Deferred insurance
 expense................          465           43          254        615          --
                           ----------   ----------   ---------- ----------  ----------
 Total Assets...........    7,941,456    2,920,394    4,151,118  8,264,691   1,501,030
                           ----------   ----------   ---------- ----------  ----------
LIABILITIES:
Payable for investments
 purchased..............           --           --        6,055         --     200,603
Payable for shares
 repurchased............        1,305           40          197        462          46
Net unrealized
 depreciation on forward
 currency contracts.....           --          191           --         --          --
Advisory fee payable
 (Note 3)...............       57,895       29,612          663     28,145       3,074
Trustees' fees and
 expenses payable.......        3,404        1,340        2,471      4,276       1,441
Accrued expenses and
 other payables.........       38,300       41,531       38,820     50,375      14,448
                           ----------   ----------   ---------- ----------  ----------
 Total Liabilities......      100,904       72,714       48,206     83,258     219,612
                           ----------   ----------   ---------- ----------  ----------
NET ASSETS..............   $7,840,552   $2,847,680   $4,102,912 $8,181,433  $1,281,418
                           ==========   ==========   ========== ==========  ==========
NET ASSETS consist of
Paid-in capital (Note 1
 and Note 5)............   $5,347,979   $2,040,892   $3,935,693 $7,087,797  $1,400,491
Undistributed
 (distribution in excess
 of) net investment
 income (loss)..........     (166,787)     (51,198)       3,786    (44,839)         34
Accumulated
 (distribution in excess
 of) net realized gain
 (loss) on investments
 sold, forward foreign
 currency contracts and
 foreign currency
 transactions...........    1,642,760      530,296      103,092  1,086,047     (72,500)
Net unrealized
 appreciation
 (depreciation) of
 investments, assets and
 liabilities in foreign
 currency and futures
 contracts..............    1,016,600      327,690       60,341     52,428     (46,607)
                           ----------   ----------   ---------- ----------  ----------
TOTAL NET ASSETS........   $7,840,552   $2,847,680   $4,102,912 $8,181,433  $1,281,418
                           ==========   ==========   ========== ==========  ==========
Shares of beneficial
interest outstanding
(unlimited
authorization, par value
of $0.001 per share)....      387,781      202,749      326,478    564,814     134,606
NET ASSET VALUE,
Offering and redemption
price per share (Net
Assets/Shares
Outstanding)............   $    20.22   $    14.05   $    12.57 $    14.49  $     9.52
                           ==========   ==========   ========== ==========  ==========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               The Fulcrum Trust

 STATEMENTS OF OPERATIONS . For the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                          Global
                                       Interactive/ International                        Strategic
                                         Telecomm      Growth      Growth      Value      Income
                                        Portfolio     Portfolio   Portfolio  Portfolio   Portfolio
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest...........................    $   15,836   $    3,428   $  11,721  $    2,758  $  44,395
 Dividends..........................        39,025       33,069      22,774      53,930         --
 Less net foreign taxes withheld....        (1,725)      (4,731)         (7)         --         --
                                        ----------   ---------    ---------  ----------  ---------
 Total investment income............        53,136       31,766      34,488      56,688     44,395
                                        ----------   ---------    ---------  ----------  ---------
EXPENSES:
 Investment advisory fees (Note 3)..       155,472       59,860       5,639      54,203        909
 Custodian and Fund Accounting
  fees..............................        25,608       26,832      28,905      24,396     24,258
 Legal fees.........................         9,443        1,581       4,294       6,613      1,831
 Audit fees.........................        17,178        6,348       8,517      14,398      4,142
 Trustees' fees and expenses (Note
  3)................................         3,858        1,418       2,163       3,722        789
 Reports to shareholders............         6,639        3,873       5,876       7,594      2,163
 Amortization of organization costs
  (Note 2)..........................           533          534         534         534         --
 Insurance..........................         1,919        1,910       1,910       1,910      1,910
 Miscellaneous......................            65           64          64          64         65
                                        ----------   ---------    ---------  ----------  ---------
 Total expense before
  reimbursements....................       220,715      102,420      57,902     113,434     36,067
 Less expense reimbursements (Note
  5)................................          (794)     (19,373)    (27,200)    (11,907)   (24,986)
                                        ----------   ---------    ---------  ----------  ---------
 Total expenses net of expense
  reimbursements....................       219,921       83,047      30,702     101,527     11,081
                                        ----------   ---------    ---------  ----------  ---------
NET INVESTMENT INCOME (LOSS)........      (166,785)     (51,281)      3,786     (44,839)    33,314
                                        ----------   ---------    ---------  ----------  ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS (Note 2):
 Net realized gain (loss) on
  investments sold..................     1,655,694      534,315     113,764   1,128,726    (22,235)
 Net realized gain on futures
  contracts.........................            --           --      67,896          --         --
 Net realized loss on foreign
  currency transactions.............          (113)      (3,795)         --          --         --
 Net change in unrealized
  appreciation (depreciation) of
  investments and futures
  contracts.........................    (2,086,087)      (4,418)   (347,036)     59,729     34,089
 Net change in unrealized
  appreciation (depreciation) of
  assets and liabilities in foreign
  currency..........................            26         (241)         --          --         --
                                        ----------   ---------    ---------  ----------  ---------
NET GAIN (LOSS) ON INVESTMENTS......      (430,480)     525,861    (165,376)  1,188,455     11,854
                                        ----------   ---------    ---------  ----------  ---------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS...    $ (597,265)  $  474,580   $(161,590) $1,143,616  $  45,168
                                        ==========   =========    =========  ==========  =========

                       See Notes to Financial Statements.
--------------------------------------------

                               The Fulcrum Trust

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                              Global Interactive/        International Growth
                              Telecomm Portfolio               Portfolio
---------------------------------------------------------------------------------
                            Six Months                  Six Months
                          Ended June 30,  Year Ended  Ended June 30,  Year Ended
                               2000      December 31,      2000      December 31,
                           (Unaudited)       1999      (Unaudited)       1999
---------------------------------------------------------------------------------
NET ASSETS at beginning
 of period..............    $8,781,782    $5,433,249    $2,937,386    $2,664,454
                            ----------    ----------    ----------    ----------
Increase (decrease) in
 net assets resulting
 from operations:
 Net investment income
  (loss)................      (166,785)     (210,192)      (51,281)      (12,118)
 Net realized gain
  (loss) on investments
  sold and foreign
  currency
  transactions..........     1,655,581     1,389,421       530,520       323,719
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments and assets
  and liabilities in
  foreign currency......    (2,086,061)    2,112,984        (4,659)      582,457
                            ----------    ----------    ----------    ----------
 Net increase (decrease)
  in net assets
  resulting from
  operations............      (597,265)    3,292,213       474,580       894,058
                            ----------    ----------    ----------    ----------
Distributions to
 shareholders from:
 Net investment income..            --        (1,612)           --       (13,007)
 Net realized gain on
  investments...........      (124,316)   (1,071,940)      (31,347)           --
                            ----------    ----------    ----------    ----------
  Total distributions...      (124,316)   (1,073,552)      (31,347)      (13,007)
                            ----------    ----------    ----------    ----------
Capital share
 transactions:
 Net proceeds from sales
  of shares.............     1,393,270     3,892,877       445,153       575,704
 Issued to shareholders
  in reinvestment of
  distributions.........       124,316     1,073,552        31,347        13,007
 Cost of shares
  repurchased...........    (1,737,235)   (3,836,557)   (1,009,439)   (1,196,830)
                            ----------    ----------    ----------    ----------
  Net increase
   (decrease) from
   capital share
   transactions.........      (219,649)    1,129,872      (532,939)     (608,119)
                            ----------    ----------    ----------    ----------
  Total increase
   (decrease) in net
   assets and shares....      (941,230)    3,348,533       (89,706)      272,932
                            ----------    ----------    ----------    ----------
NET ASSETS at end of
 period.................    $7,840,552    $8,781,782    $2,847,680    $2,937,386
                            ==========    ==========    ==========    ==========
Undistributed
 (distribution in excess
 of) net investment
 income (loss)..........    $ (166,787)   $       (2)   $  (51,198)   $       83
                            ==========    ==========    ==========    ==========
OTHER INFORMATION:
Share transactions:
 Sold...................        64,694       202,391        31,576        57,913
 Issued to shareholders
  in reinvestment of
  distributions.........         6,085        50,760         2,250         1,240
 Repurchased............       (84,311)     (194,425)      (71,444)     (116,733)
                            ----------    ----------    ----------    ----------
  Net increase
   (decrease) in shares
   outstanding..........       (13,532)       58,726       (37,618)      (57,580)
                            ==========    ==========    ==========    ==========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------


     Growth Portfolio              Value Portfolio       Strategic Income Portfolio
------------------------------------------------------------------------------------
  Six Months                   Six Months                  Six Months
Ended June 30,   Year Ended  Ended June 30,  Year Ended  Ended June 30,  Year Ended
     2000       December 31,      2000      December 31,      2000      December 31,
 (Unaudited)        1999      (Unaudited)       1999      (Unaudited)       1999
------------------------------------------------------------------------------------
 $4,703,077      $4,671,295    $7,872,687    $8,988,926    $1,539,585    $2,119,360
  ----------     ----------    ----------    ----------    ----------    ----------




      3,786          10,277       (44,839)        3,917        33,314        91,238




    181,660         926,058     1,128,726     1,145,729       (22,235)      (47,004)






   (347,036)        (56,459)       59,729      (545,444)       34,089      (105,347)
  ----------     ----------    ----------    ----------    ----------    ----------



   (161,590)        879,876     1,143,616       604,202        45,168       (61,113)
  ----------     ----------    ----------    ----------    ----------    ----------


    (10,277)             --            --        (5,859)      (33,280)      (90,266)

   (405,841)             --      (196,414)     (926,098)           --        (1,119)
  ----------     ----------    ----------    ----------    ----------    ----------
   (416,118)             --      (196,414)     (931,957)      (33,280)      (91,385)
  ----------     ----------    ----------    ----------    ----------    ----------



    357,306       1,324,267       289,340     1,532,025        97,128     1,263,289


    416,118              --       196,414       931,957        33,280        91,385

   (795,881)     (2,172,361)   (1,124,210)   (3,252,466)     (400,463)   (1,781,951)
  ----------     ----------    ----------    ----------    ----------    ----------



    (22,457)       (848,094)     (638,456)     (788,484)     (270,055)     (427,277)
  ----------     ----------    ----------    ----------    ----------    ----------


   (600,165)         31,782       308,746    (1,116,239)     (258,167)     (579,775)
  ----------     ----------    ----------    ----------    ----------    ----------

 $4,102,912      $4,703,077    $8,181,433    $7,872,687    $1,281,418    $1,539,585
  ==========     ==========    ==========    ==========    ==========    ==========



 $    3,786      $   10,277    $  (44,839)   $       --    $       34    $       --
  ==========     ==========    ==========    ==========    ==========    ==========


     25,591         102,674        22,206       110,731        10,177       126,164


     33,105              --        13,416        73,447         3,507         9,655
    (58,405)       (165,339)      (83,575)     (236,397)      (41,981)     (180,264)
  ----------     ----------    ----------    ----------    ----------    ----------


        291         (62,665)      (47,953)      (52,219)      (28,297)      (44,445)
  ==========     ==========    ==========    ==========    ==========    ==========

                       See Notes to Financial Statements.
--------------------------------------------

                               The Fulcrum Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                               Income from Investment Operations                      Less Distributions
                         --------------------------------------------- -------------------------------------------------------
                                               Net Realized
                                                   and                                Distributions
                         Net Asset     Net      Unrealized             Dividends        from Net
                           Value   Investment  Gain (Loss)  Total from  from Net        Realized
                         Beginning   Income         on      Investment Investment        Capital       Return of     Total
Year Ended December 31,  of Period (Loss)(/2/) Investments  Operations   Income           Gains         Capital  Distributions
-----------------------  --------- ----------- ------------ ---------- ----------     -------------    --------- -------------
  Global Interactive/
Telecomm Portfolio(/1/)
         2000(/6/)        $21.88     $(0.43)      $(0.91)     $(1.34)    $   --          $(0.32)        $   --      $(0.32)
         1999              15.86      (0.52)        9.43        8.91         -- (/5/)     (2.89)            --       (2.89)
         1998(/3/)         13.32      (0.23)        4.26        4.03         --           (1.49)            --       (1.49)
         1997              10.00       0.08         3.95        4.03      (0.04)          (0.67)            --       (0.71)
         1996(/4/)         10.00      (0.75)        0.80        0.05         --              --          (0.05)      (0.05)
 International Growth
    Portfolio(/1/)
         2000(/6/)         12.22      (0.25)        2.23        1.98         --           (0.15)            --       (0.15)
         1999               8.94      (0.05)        3.37        3.32      (0.04)             --             --       (0.04)
         1998(/3/)          9.72       0.05        (0.83)      (0.78)        --              --             --          --
         1997              10.33       0.10        (0.63)      (0.53)     (0.05)          (0.03)            --       (0.08)
         1996(/4/)         10.00      (4.16)        4.67        0.51         --              --          (0.18)      (0.18)
 Growth Portfolio(/1/)
         2000(/6/)         14.42       0.02        (0.45)      (0.43)     (0.04)          (1.38)            --       (1.42)
         1999              12.01       0.03         2.38        2.41         --              --             --          --
         1998(/3/)         11.95      (0.05)        0.11        0.06         --              --             --          --
         1997              10.84      (0.02)        1.13        1.11         --              --             --          --
         1996(/4/)         10.00      (2.96)        3.80        0.84         --              --             --          --
 Value Portfolio(/1/)
         2000(/6/)         12.85      (0.08)        2.08        2.00         --           (0.36)            --       (0.36)
         1999              13.52       0.01         1.07        1.08      (0.01)          (1.74)            --       (1.75)
         1998(/3/)         13.50         --         1.01        1.01         --           (0.99)            --       (0.99)
         1997              10.88       0.17         3.35        3.52      (0.09)          (0.81)            --       (0.90)
         1996(/4/)         10.00      (0.64)        2.15        1.51         --              --          (0.63)      (0.63)
   Strategic Income
    Portfolio(/1/)
         2000(/6/)          9.45       0.25         0.07        0.32      (0.25)             --             --       (0.25)
         1999              10.22       0.45        (0.77)      (0.32)     (0.45)             -- (/5/)       --       (0.45)
         1998(/3/)          9.88       0.25         0.39        0.64      (0.02)          (0.28)            --       (0.30)
         1997               9.98       0.36        (0.30)       0.06      (0.11)          (0.05)            --       (0.16)
         1996(/4/)         10.00      (0.19)        0.23        0.04         --              --          (0.06)      (0.06)

------------------
*   Annualized
**  Not Annualized
+ Figure is net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio of Management fees to average net assets would have been 0.35% and 0.67% for the years ended December 31, 1999 and December 31, 1998, respectively.
(a) Including reimbursements and waivers of certain operating expenses.
(b) Excluding reimbursements and waivers of certain operating expenses.
(1) Value Portfolio, Growth Portfolio, Strategic Income Portfolio and Global Interactive/Telecomm Portfolio all commenced operations on February 1, 1996. International Growth Portfolio commenced operation on March 26, 1996.
(2) Net investment income (loss) per share before reimbursement of certain operating expenses by the investment advisers were $(0.43) for the six months ended June 30, 2000, $(0.58) for the year ended December 31, 1999, $(0.50) in 1998, $(0.62) in 1997 and $(1.34) in 1996 for Global
    Interactive/Telecomm Portfolio; $(0.35) for the six months ended June 30, 2000, $(0.40) for the year ended December 31, 1999, $(0.29) in 1998,
    $(0.45) in 1997, and $(7.56) in 1996 for International Growth Portfolio; $(0.06) for the six months ended June 30, 2000, $(0.17) for the year ended December 31, 1999, $(0.52) in 1998, $(0.68) in 1997, and $(5.61) in 1996
    for Growth Portfolio; $(0.10) for the six months ended June 30, 2000, $(0.08) for the year ended December 31, 1999, $(0.22) in 1998, $(0.34) in
    1997, and $(1.22) in 1996 for Value Portfolio; and $0.06 for the six months ended June 30, 2000, $(0.26) for the year ended December 31, 1999, $(0.11) in 1998, $(0.14) in 1997, and $(0.63) in 1996 for Strategic Income Portfo-lio.
(3) Total return measures the change in the value of an investment for the period indicated. For the year ended December 31, 1998, the total return includes capital infusions totaling $41,096. Absent the infusions, total returns for Global/Interactive Telecomm Portfolio, International Growth Portfolio, Growth Portfolio, Value Portfolio and Strategic Income Portfolio would have been 30.11%, (8.23)%, 0.33%, 7.33% and 6.12%, respectively.
(4) For the period ended, December 31, 1996, the total return includes capital infusions totaling $228,823. Absent the infusions, total returns for Global Interactive/Telecomm Portfolio, International Growth Portfolio, Growth Portfolio, Value Portfolio and Strategic Income Portfolio would have been (6.68)%, (46.50)%, (41.75)%, 7.64% and (4.49)%, respectively.
(5) Distribution is less than $0.005 per share.
(6) For the six months ended June 30, 2000 (Unaudited).

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------

                            Ratios/Supplemental Data
        -----------------------------------------------------------------------
                                      Ratios To Average Net Assets
                               ---------------------------------

   Net
 Increase
(Decrease)  Net Asset                  Net Assets
    in        Value                      End of   Net Investment                                          Portfolio
Net Asset    End of        Total         Period    Income (Loss)        Operating Expenses     Management Turnover
  Value      Period   Return(/3/)(/4/)  (000's)     (a)        (b)        (a)         (b)         Fee       Rate
----------  --------- ---------------- ---------- -------    -------    ---------  ---------   ---------- ---------
  $(1.66)    $20.22        (6.12)%**     $7,841     (3.91)%*   (3.93)%*     5.15%*      5.17%*    3.64%*      50%**
    6.02      21.88        56.89%         8,782     (2.95)%    (3.25)%      1.45%       1.75%     2.47%       45%
    2.54      15.86        30.27%         5,433     (2.06)%    (4.38)%      3.33%       5.65%     1.96%       65%
    3.32      13.32        40.24%         3,016      0.64%     (5.14)%      1.47%       7.26%     0.27%      114%
      --      10.00         0.49%**         594     (8.32)%*  (14.32)%*     9.83%*     16.45%*    0.80%*      71%**


    1.83      14.05        16.19%**       2,848     (3.34)%*   (4.61)%*     5.41%*      6.68%*    3.90%*      29%**
    3.28      12.22        37.26%         2,937     (0.42)%    (2.97)%      1.50%       4.06%     1.21%       57%
   (0.78)      8.94        (8.02)%        2,664      0.55%     (3.06)%      1.53%       5.14%     0.05%       60%
   (0.61)      9.72        (5.25)%        3,207      0.97%     (4.36)%      1.78%       7.11%     0.58%       13%
    0.33      10.33         5.13%**          97    (56.37)%*  (92.05)%*    67.76%*    126.26%*    0.80%*     116%**

   (1.85)     12.57        (3.02)%**      4,103      0.18%*    (1.13)%*     1.48%*      2.79%*    0.27%*     129%**
    2.41      14.42        20.07%         4,703      0.21%     (1.14)%      1.20%       2.55%     0.36%      351%
    0.06      12.01         0.50%         4,671     (0.39)%    (4.21)%      1.22%       5.04%       --       573%
    1.11      11.95        10.24%         4,464     (0.16)%    (5.38)%      0.90%       6.12%     0.20%      209%
    0.84      10.84         8.40%**         148    (31.31)%*  (58.37)%*    34.15%*     63.54%*    0.80%*     580%**

    1.64      14.49        15.47%**       8,181     (1.14)%*   (1.45)%*     2.59%*      2.90%*    1.38%*      31%**
   (0.67)     12.85         8.17%         7,873      0.05%     (0.52)%      1.20%       1.76%     0.00%       15%
    0.02      13.52         7.49%         8,989      0.01%     (1.88)%      1.41%       3.30%     0.30%       70%
    2.62      13.50        32.36%         6,585      1.30%     (2.60)%      0.84%       4.75%     0.14%      177%
    0.88      10.88        15.13%**         900     (6.55)%*  (12.40)%*     8.19%*     14.13%*    0.80%*      74%**


    0.07       9.52         3.43%**       1,281      4.93%*     1.23%*      1.64%*      5.34%*    0.14%*      97%**
   (0.77)      9.45        (3.12)%        1,540      4.15%      2.04%       1.50%       3.61%     0.23%+     136%
    0.34      10.22         6.53%         2,119      3.24%     (1.74)%      2.18%       7.16%     0.47%+     407%
   (0.10)      9.88         0.60%         2,700      3.67%     (1.39)%      1.61%       6.68%     0.41%      713%
   (0.02)      9.98         0.44%**       1,107     (2.15)%*   (7.02)%*     7.37%*     12.30%*    0.80%*     212%**

                       See Notes to Financial Statements.
--------------------------------------------

                               The Fulcrum Trust

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.ORGANIZATION

The Fulcrum Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company organized as a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, with a par value of $0.001 per share. The Trust is comprised of five portfolios: Global Interactive/Telecomm Portfolio, Interna-tional Growth Portfolio, Growth Portfolio, Value Portfolio and Strategic Income Portfolio (collectively, the "Portfolios"). The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance companies; (ii) certain qualified pen-sion and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates.

2.SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Securities, except as noted below, for which market quota-tions are readily available are stated at market value. Market value is deter-mined on the basis of the last reported sale price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers.

Debt securities, including those to be purchased under firm commitment agree-ments, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, long-term debt securities having a maturity of sixty days or less may be valued at amortized cost. Debt securities with a maturity date at time of purchase of 60 days or less are valued at amortized cost which approximates fair value.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by and under the direction of the Board of Trustees. In determining fair value, management considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent an amount that might ultimately be realized, since such amounts depend on future market and economic developments. However, because of the inherent uncertainty of valuation, those estimated values may differ signifi-cantly from the values that would have been used had a ready market for the investments existed, and the differences could be material to the investment.

At June 30, 2000, one equity security with a value of $111,315 or 2.71% of net assets of the Growth Portfolio was valued by management under the direction of the Board of Trustees.

Forward Foreign Currency Contracts: All Portfolios may enter into forward for-eign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign cur-rency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign cur-rency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

                         ------------------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------


The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation: Investment valuations, other assets and liabili-ties denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amorti-zation of premium and accretion of discount on securities, is accrued daily. Dividend income is recorded on the ex-dividend date, except that certain divi-dends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capi-tal gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or pro-vided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income and distri-butions of any net realized capital gains of each Portfolio are currently declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on ex-dividend date. Income and capital gain distributions are determined in accor-dance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses, includ-ing "Post-October Losses," foreign currency gains and losses, and losses deferred due to wash sales; and permanent differences due to differing treat-ments for paydown gains/losses on mortgage-backed securities, foreign currency transactions, market discount, and non-taxable dividends. Any taxable income or gain remaining at fiscal year end is distributed in the following year. Perma-nent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purposes of cal-culating net investment income per share in the Financial Highlights.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Cash Account: From time to time the Portfolios may leave cash overnight in their account. Investors Bank & Trust ("IBT") has been contracted on behalf of the Portfolios to sweep these moneys into a demand note account, which will pay interest equal to 75% of that day's U.S. Treasury Bill rate back to the Portfo-lios. During the six months ended June 30, 2000, interest in the amount of $15,826, $3,421, $9,863, $2,738 and $2,704 was earned by Global
Interactive/Telecomm Portfolio, International Growth Portfolio, Growth Portfo-lio, Value Portfolio and Strategic Income Portfolio, respectively.

Forward Commitments: The Strategic Income Portfolio may enter into contracts to purchase securities for a fixed price at a specified future date beyond custom-ary settlement time ("Forward commitments"). If the Portfolio does so, it

--------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------

will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolio generally will enter into forward com-mitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if its Portfolio Manager deems it appropriate to do so. At June 30, 2000, the Strategic Income Portfolio desig-nated $302,933 as collateral for forward commitments.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement trans-actions with institutions that the Portfolio Manager has determined are credit-worthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Portfolio Manager monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.INVESTMENT MANAGEMENT, ADMINISTRATION AND OTHER TRANSACTIONS

Allmerica Financial Investment Management Service, Inc. ("AFIMS" or the "Manag-er") serves as overall Manager of the Trust. As Manager, AFIMS is responsible for general administration of the Trust as well as monitoring and evaluating the performance of the Portfolio Managers. AFIMS, a Massachusetts corporation, is registered with the Securities and Exchange Commission as an investment adviser. AFIMS is an indirect wholly-owned subsidiary of Allmerica Financial Corporation ("AFC").

The Portfolio Managers for the Portfolios are as follows: GAMCO Investors, Inc. ("GAMCO") serves as the Portfolio Manager for The Global Interactive/Telecomm Portfolio and The Value Portfolio; Bee & Associates, a division of Denver Investment Advisors LLC ("Bee"), serves as the Portfolio Manager of The Inter-national Growth Portfolio; Analytic Investors, Inc. ("Analytic") serves as the Portfolio Manager of The Growth Portfolio, and Allmerica Asset Management, Inc. ("AAM") serves as the Portfolio Manager of The Strategic Income Portfolio.

At June 30, 2000, GAMCO has invested approximately $304,000 in The Global Interactive/Telecomm Portfolio and $172,000 in The Value Portfolio. During the six months ended June 30, 2000, GAMCO purchased 200 shares with an aggregate value of $5,000 and 300 shares with an aggregate value of $4,000 of The Global Interactive/Telecomm Portfolio and The Value Portfolio, respectively.

IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its serv-ices from the Trust. AFIMS has entered into an Administrative Services Agree-ment with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. AFIMS is solely responsible for the payment of the administra-tive fee to IBT. As part of the custody contract, the custodian bank has a lien on the securities of a Portfolio to cover any advances made by the custodian bank.

The Global Interactive/Telecomm Portfolio and The Value Portfolio placed a sig-nificant portion of their portfolio transactions through Gabelli & Company, Inc., an affiliated entity of the Portfolio Manager, GAMCO Investors, Inc. Total brokerage commissions paid to Gabelli & Company, Inc., during the six months ended June 30, 2000 amounted to $5,995 for The Global Interactive/Telecomm Portfolio and $4,691 for The Value Portfolio.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

                         ------------------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------


4.MANAGEMENT FEES

Each Portfolio pays a monthly advisory fee equal to a Basic Fee plus or minus an Incentive Fee. The Basic Fee is at an annual rate of 2.0% of average daily net assets. The Incentive Fee rate ranges from -2.0% to +2.0%, depending on a comparison of the Portfolio's performance and the performance of a selected benchmark index over the past 12 months. The monthly Basic and Incentive Fee is calculated by multiplying one-twelfth of the fee rates on an annual basis by the average daily net assets of the previous 12 months. The aggregate annual fee rates range from 0.0% to 4.0%. Each Portfolio Manager receives 80% of the fee, and AFIMS received the remaining 20%.

If the absolute performance of a Portfolio is negative, the monthly advisory fee will be the lesser of the fee calculated as described above or an alterna-tive monthly advisory fee, which under certain circumstances results in the Portfolios paying either no advisory fee or a lower monthly advisory fee at the annual rate of 1.0% or at the annual rate of 2.0% of average daily net assets depending on a comparison of the Portfolio's negative performance and the per-formance of a selected benchmark over the past 12 months.

5.EXPENSE LIMITATIONS AND CONTINGENT REIMBURSEMENT OBLIGATIONS

AFIMS has agreed to limit certain operating expenses for the six months ending June 30, 2000 to the extent that each Portfolio's "other expenses" (i.e. excluding management fees) exceeded the following expense limitations (ex-pressed as an annualized percentage of average daily net assets): Global Interactive/Telecomm Portfolio, 1.50%; International Growth Portfolio, 1.50%; Growth Portfolio, 1.20%; Value Portfolio, 1.20%; and Strategic Income Portfo-lio, 1.50%. At June 30, 2000, the aggregate amount of 2000 expenses reimbursed subject to repayment were as follows: Global Interactive/Telecomm Portfolio, $794; International Growth Portfolio, $19,373; Growth Portfolio, $27,200; Value Portfolio, $11,907; Strategic Income Portfolio, $24,986. The aggregate amount of 1999 expenses reimbursed subject to repayment were as follows: Global Interactive/Telecomm Portfolio, $21,353; International Growth Portfolio, $73,873; Growth Portfolio, $66,781; Value Portfolio, $47,639; and Strategic Income Portfolio, $43,569.

Retroactive to January 1, 1998, AFIMS has agreed to limit certain operating expenses for the year ending December 31, 1998 to the extent that each Portfo-lio's "other expenses" (i.e. excluding management fees) exceeded the following expenses limitations (expressed as an annualized percentage of average daily net assets): Global Interactive/Telecomm Portfolio, 1.20%; International Growth Portfolio, 1.20%; Growth Portfolio, 1.00%; Value Portfolio, 1.00%; and Strate-gic Income Portfolio, 1.20%. This expense limitation was implemented effective February 13, 1998. The aggregate amount of 1998 expenses reimbursed subject to repayment were as follows: Global Interactive/Telecomm Portfolio, $90,165; International Growth Portfolio, $101,848; Growth Portfolio, $181,834; Value Portfolio, $147,492; and Strategic Income Portfolio, $74,187.

The Portfolios are required to repay all or a portion of any reimbursement of expenses received under these arrangements provided that average net assets have grown or expenses have declined sufficiently to allow repayment without causing the Portfolio's ratio of other expenses to average daily net assets to exceed the applicable other expense limitation rates in effect at the time the expense limitation was calculated as specified above. The Portfolios' reim-bursement liability for 1998, 1999 and 2000 expense limitations will cease two years after each respective calendar year.

6.FOREIGN SECURITIES

All Portfolios may purchase securities of foreign issuers. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

7.PLAN OF SUBSTITUTION

Orders have been issued by the Securities and Exchange Commission ("SEC") approving the substitution of shares of the Allmerica Investment Trust Select Investment Grade Income Fund ("SIGIF") for all of the shares of the Allmerica Invest-

--------------------------------------------

                               The Fulcrum Trust

--------------------------------------------------------------------------------

ment Trust Select Income Fund ("SIF") and all of the shares of The Fulcrum Trust Strategic Income Portfolio ("Fulcrum Strategic"). Approvals of the sub-stitutions were also obtained from state insurance regulators in certain juris-dictions. The effect of the substitutions was to replace SIF shares and Fulcrum Strategic shares with SIGIF shares. The substitutions were effective on July 1, 2000.

On July 1, 2000, SIGIF shares were substituted for all of the shares of SIF and all of the shares of Fulcrum Strategic. The substitutions were accomplished by an exchange of 174,733,698 shares of SIGIF for the 191,246,857 shares then out-standing (each valued at $0.951) of SIF and for the 134,606 shares then out-standing (each valued at $9.52) of Fulcrum Strategic. SIF's net assets and Ful-crum Strategic's net assets, including $4,795,620 and $46,607, respectively, of unrealized depreciation, were combined with SIGIF for total net assets after the acquisitions of $425,857,321.

                         ------------------------------------------------------

                               The Fulcrum Trust

                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------


The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not autho-rized for distribution to prospective investors in The Fulcrum FundSM Variable Annuity of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for The Fulcrum FundSM Variable Annuity of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, and The Fulcrum Trust, which include important information related to charges and expenses.

                                 CLIENT NOTICES
--------------------------------------------------------------------------------

This semi-annual report includes financial statements for The Fulcrum Trust. It does not include financial statements for the separate accounts that correspond to the Fulcrum FundSM Variable Annuity contracts. Separate account financial statements are not provided.

--------------------------------------------

                      The Fulcrum Fund(SM) Variable Annuity

   The Fulcrum Fund(SM) Variable Annuity is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company
        in NY and HI) and is distributed by Allmerica Investments, Inc.

  To be preceded or accompanied by the current prospectus. Read it carefully before investing.

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Insurance and Annuity Company (licensed in all states except NY) Allmerica Trust
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Company, Inc. The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial
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